Accounts and Notes Receivable and Allowance for Doubtful Accounts (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Receivables [Abstract]
Accounts receivable	$ 120,790	749,456	610,960
Notes receivable	146	905	0
Allowance for doubtful debts	(1,678)	(10,416)	(547)
Accounts and notes receivable (net of allowance for doubtful accounts of RMB547 and RMB10,416 (US$1,678) as of December 31, 2013 and 2014, respectively)	$ 119,258	739,945	610,413